UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934

                       Date of Report: September 28, 2006
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Colorado                  0-14273                84-0868815
           --------                  -------                ----------
          (State of                (Commission            (IRS Employer
        incorporation)             File Number)         Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (720) 851-0716


        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On September 28, 2006, PlanGraphics, Inc. offered to extend the expiring employment agreements of John C. Antenucci, President and Chief Executive Officer, Frederick G. Beisser, Senior Vice President - Finance and of J. Gray Reed, Chief Operating Officer of its operating subsidiary, PlanGraphics, Inc. (a Maryland corporation) through October 31, 2006. The extensions provide time to develop and finalize new employment agreements.

The employment agreements for Beisser and Reed, dated January 1, 2002 and originally filed with Form 10-Q for March 31, 2002, were previously extended through September 30, 2006, effective January 31, 2006. The terms of the employment agreements otherwise remain unchanged. The Form of Extension of the Employment Agreement was previously filed on Form 8-K, dated January 9, 2006 as
Exhibit 10.1. Reed and Beisser executed their extensions on September 28 and 29, 2006, respectively.

PlanGraphics, Inc.also amended the employment agreement of John C. Antenucci, its President and Chief Executive Officer. The employment agreement dated May 1, 2002 and originally filed with Form 10-Q for March 31, 2002, was previously extended through September 30, 2006. It has now been extended through October 31, 2006 on a third amendment. Except for the date of expiration, the terms of the employment agreement remain unchanged. The form of amendment to the employment agreement was previously filed on Form 8-K, dated November 9, 2005, as Exhibit 10.1. Mr Antenucci executed the third amendment to his employment agreement on September 29, 2006.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


October 10, 2006               /S/  Fred Beisser
                               ------------------
                                   (Signature)
                              Frederick G. Beisser
                         Senior Vice President - Finance
              Secretary, Treasurer and Principal Accounting Officer